RECORDING REQUESTED BY:
WHEN RECORDED MAIL TO:

AEI Real Estate Fund XV Limited Partnership
1300 Minnesota World Trade Center
30 East Seventh Street
St. Paul, MN  55101
Attn:  Robert P. Johnson





                              SPACE ABOVE LINE FOR RECORDER'S USE


             DEED OF TRUST WITH ASSIGNMENT OF RENTS


      THIS DEED OF TRUST WITH ASSIGNMENT OF RENTS ("Deed of Trust"), dated January 24th, 1997, is made by JOSEPH SCHOEPP, JULIANN SCHOEPP, WILLIAM SCHOEPP and EVELYN SCHOEPP (collectively "Trustor"), whose address is 501 Urbano Drive, San Fransico, California 94127, in favor of Chicago Title Company ("Trustee") and AEI REAL ESTATE FUND XV LIMITED PARTNERSHIP, a Minnesota limited partnership whose address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 ("Beneficiary"). Capitalized terms used herein and not otherwise defined are used with the meanings set forth in Exhibit "B" attached hereto and incorporated herein by reference.

     1. Grant in Trust and Security Agreement. For valuable consideration, Trustor irrevocably grants, transfers and assigns to Trustee, in trust, with power of sale, for the benefit of Beneficiary, the following property ("Trust Estate"):

          1         the real property described in Exhibit "A" attached to
this Deed of Trust and incorporated in this Deed of Trust by reference ("Land");

          2         all buildings, structures and other improvements now or
in   the  future  located  or  to  be  constructed  on  the  Land
("Improvements");

          3         all tenements, hereditaments, appurtenances, privileges
and other rights and interests now or in the future benefitting or otherwise relating to the Land or the Improvements, including easements, rights-of-way, development rights, mineral rights, water rights and water stock ("Appurtenances," and together with the Land and the Improvements, the "Real Property"); and

          4         subject to the assignment to Beneficiary set forth in
Section 3.8 below, all rents, issues, income, revenues, royalties and profits now or in the future payable with respect to or otherwise derived from the Real Property or the ownership, use, management, operation, leasing or occupancy of the Real Property, including those past due and unpaid ("Rents").

     2. Obligations Secured. This Deed of Trust is given for the purpose of securing payment and performance of the following ("Secured Obligations"): (1) payment of the sum of One Million Three Thousand Dollars ($1,003,000.00) with interest thereon according to the terms of the promissory note of even date herewith made by Trustor, payable to order of the Beneficiary, and extensions or renewals thereof ("Promissory Note"); (2) the
performance   of  each  agreement  of  Trustor  incorporated   by
reference or contained herein or reciting it is so secured; (3) payment of additional sums and interest thereon which may hereafter be loaned to Trustor or their successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

     3. Trustor's Covenants. To protect the security of this Deed of Trust, Trustor agrees as follows:

          1         Payment and Performance of Secured Obligations.
Trustor  shall  pay  and  perform  all  Secured  Obligations   in
accordance with the respective terms of such Secured Obligations, whether evidenced by or arising under this Deed of Trust, the Promissory Note or otherwise.

          2         Maintenance of Trust Estate.  Unless Beneficiary
otherwise consents in writing, Trustor shall (i) keep the Real Property in good condition and repair, and promptly and in a good and workmanlike manner (and with new materials of good quality) complete any Improvements to be constructed on the Land, repair or restore any part of the Real Property that may be injured, damaged or destroyed, and in each case pay when due all valid claims for labor, service, equipment and material and any other costs incurred in connection with any such action, (ii) not remove, demolish or materially alter any Improvements, (iii) not construct any Improvements on the Land or undertake any site development work unless approved by Beneficiary, (iv) not commit or permit any waste of any part of the Real Property, (v) not permit or consent to any restriction that would prevent or otherwise impair the use or development of the Real Property,
(vi) comply in all material respects with all Laws and Other Requirements, and not commit or permit any material violation of any Laws or Other Requirements, which affect any part of the Trust Estate or require any alterations or improvements to be made to any part of the Real Property, (vii) take such action from time to time as may be reasonably necessary or appropriate, or as Beneficiary may reasonably require, to protect the physical security of the Real Property, (viii) not part with possession of or abandon any part of the Trust Estate or cause or permit any interest in any part of the Trust Estate to be sold, transferred,
leased,   encumbered,  released,  relinquished,   terminated   or
otherwise disposed of (whether voluntarily, by operation  of  law or otherwise), and (ix) take all other action which may be reasonably necessary or appropriate to preserve, maintain and
protect   the   Trust  Estate,  including  the   enforcement   or
performance of any rights or obligations of Trustor or any conditions with respect to any Rights.

           Without limitation on any obligations of Trustor under the preceding paragraph, in the event that (i) all or a substantial or material portion of the Real Property is injured, damaged or destroyed by fire or other casualty, or (ii) any of the Real Property is damaged, destroyed or lost and any Damage Proceeds (as defined in Section 3.3) are payable as a result of such occurrence or the cost of the repair, restoration or replacement is reasonably expected to exceed $50,000, or (iii) any part (but less than all) of the Real Property is condemned, seized or appropriated by any Governmental Agency (or conveyed, with Beneficiary's consent, in lieu of any such action), the following additional provisions shall apply:

               2.1          within 30 days (or such longer period as
Beneficiary may approve in writing) after the date of such injury, damage, destruction, loss or other event, Trustor shall
deliver   to   Beneficiary,  in  form  and  substance  reasonably
satisfactory to Beneficiary: (1) a written plan for the repair, restoration or replacement of the Real Property (any such repair, restoration or replacement being referred to as a "Restoration"), including the estimated cost of the Restoration and time of completion, (2) if requested by Beneficiary, a copy of the plans and specifications for the Restoration, and (3) such other Documents and information relating to the Restoration as Beneficiary may reasonably request;

               2.2 if and to the extent required by Beneficiary, any contracts entered into by Trustor with architects, contractors, subcontractors or suppliers in connection with the Restoration shall be in form and substance and with a Person reasonably satisfactory to Beneficiary;

               2.3    the Restoration shall be conducted in accordance
with   such  procedures  and  requirements  as  Beneficiary   may
reasonably specify, and shall be in substantial conformity with the applicable plans and specifications and the plan referred to in Section 3.2.1 above and in compliance in all material respects with all applicable Laws and Other Requirements;

               2.4 if Beneficiary reasonably determines at any time that any available Damage Proceeds that Beneficiary may be required to release to Trustor for the Restoration pursuant to
Section 3.3 are or may be insufficient to pay for all costs of completing the Restoration, then Trustor shall deposit with Beneficiary, on demand, an amount deemed reasonably necessary by Beneficiary to cover such insufficiency (any such amount to be held and disbursed by Beneficiary in accordance with Section
3.2.5 below); and

               2.5 any Damage Proceeds that Beneficiary may be required to release to Trustor for the Restoration pursuant to
Section 3.3, together with any amounts deposited by Trustor with Beneficiary pursuant to Section 3.2.4 above, shall be held by Beneficiary in a cash collateral account over which Beneficiary shall  have  sole and exclusive control and right of withdrawal), shall be used solely to pay the cost of the Restoration and shall be disbursed in accordance with such terms, conditions and procedures as Beneficiary may reasonably require (including compliance by Trustor with the provisions of Sections 3.2.1 through 3.2.4 above), provided that (1) Beneficiary shall have no obligation to disburse any such amounts if an Event of Default has occurred and is continuing, and (2) if the amount of any such Damage Proceeds received by Beneficiary exceeds the cost of
completing  the  Restoration,  the  excess  may  be  applied   by
Beneficiary to the Secured Obligations in such order and manner as Beneficiary may determine or, at the option of Beneficiary, may be released to Trustor.

           Any application or release of Damage Proceeds or additional amounts deposited with Beneficiary pursuant to Section
3.2.4 above (whether under this Section 3.2 or Section 3.3) shall not cure or waive any Event of Default or notice of default or invalidate any act done pursuant to such notice.

          3         Insurance, Condemnation and Damage Claims.  Trustor
shall  maintain  property  "all  risk"  insurance  covering   the
Improvements in such forms and amounts and with such insurance companies as shall be approved by Beneficiary. All proceeds of any claim, demand, award, settlement or other payment arising or resulting from or otherwise relating to any such insurance of any loss or destruction of, injury or damage to, trespass on or taking, condemnation (or conveyance in lieu of condemnation) or public use of any of the Real Property ("Damage Claim") are assigned and shall be payable and delivered to Beneficiary (any such proceeds of any Damage Claim being referred to in this Deed of Trust as "Damage Proceeds"). Trustor shall take all action reasonably necessary or required by Beneficiary in order to protect Trustor's and Beneficiary's rights and interests with respect to any Damage Claim, including the commencement of, appearance in and prosecution of any appropriate action or other proceeding, and Beneficiary may in its discretion participate in any such action or proceeding at the expense of Trustor.

           So long as no Event of Default has occurred and is continuing, Trustor may settle, compromise or adjust any Damage Claim with the prior written consent of Beneficiary (which shall not be unreasonably withheld). Upon the occurrence and during the continuance of any Event of Default, Beneficiary shall have the sole right to settle, compromise or adjust any Damage Claim in such manner as Beneficiary may determine, and for this purpose Beneficiary may, in its own name or in the name of Trustor, take such action as Beneficiary deems appropriate to realize on any such Damage Claim. In either case, all Damage Proceeds payable in connection with any such Damage Claim shall be delivered directly to Beneficiary as provided in the preceding paragraph.

           Any Damage Proceeds received by Beneficiary may be applied by Beneficiary in payment of the Secured Obligations in such order and manner as Beneficiary may determine, provided that so long as no Event of Default has occurred and is continuing, Beneficiary shall release such Damage Proceeds to Trustor for the Restoration of the Real Property in the manner set forth in
Section 3.2, except that Beneficiary shall not be required to release such Damage Proceeds (and may apply such Damage Proceeds to the Secured Obligations as set forth above) to the extent that such Damage Proceeds relate to any condemnation, seizure or other appropriation by any Governmental Agency of all or any portion of the Real Property (including Damage Proceeds payable in lieu of any such action), or if Beneficiary has reasonably determined that the security of this Deed of Trust has been impaired, or will be impaired upon release of Damage Proceeds to Trustor.

          4         Liens and Taxes.  (i) Trustor shall pay, prior to
delinquency,  all Taxes which are or may become a Lien  affecting
any   part   of  the  Trust  Estate  (including  assessments   on
appurtenant water stock) and (ii) Trustor shall pay and perform when due all other obligations secured by or constituting a Lien affecting any part of the Trust Estate.

          5         Actions.  Trustor shall appear in and defend any claim
or any action or other proceeding purporting to affect title or other interests relating to any part of the Trust Estate, the security of this Deed of Trust or the rights or powers of Beneficiary or Trustee, and give Beneficiary prompt written notice of any such claim, action or proceeding. Beneficiary and Trustee may, at the expense of Trustor, appear in and defend any such claim, action or proceeding and any claim, action or other proceeding asserted or brought against Beneficiary or Trustee in connection with or relating to any part of the Trust Estate or this Deed of Trust.

          6         Action By Beneficiary or Trustee.  If Trustor fails to
perform any of its obligations under this Deed of Trust, Beneficiary or Trustee may, but without any obligation to do so and without notice to or demand upon Trustor and without releasing Trustor from any obligations under this Deed of Trust, and at the expense of Trustor: (i) perform such obligations in such manner and to such extent and make such payments and take such other action as either may deem necessary in order to protect the security of this Deed of Trust, Beneficiary or Trustee being authorized to enter upon the Real Property for such purposes, (ii) appear in and defend any claim or any action or other proceeding purporting to affect title or other interests relating to any part of the Trust Estate, the security of this Deed of Trust or the rights or powers of Beneficiary of Trustee, and (iii) pay, purchase, contest or compromise any Lien or Right of Others which in the reasonable judgment of either is or appears to be or may for any reason become prior or superior to this Deed of Trust. If Beneficiary or Trustee shall elect to pay any such Lien or Right of Others or any Taxes which are or may become a Lien affecting any part of the Trust Estate or make any other payments to protect the security of this Deed of Trust, Beneficiary or Trustee may do so without inquiring into the validity or enforceability of any apparent or threatened Lien, Right of Others or Taxes, and may pay any such Taxes in reliance on information from the appropriate taxing authority or public office without further inquiry.

          7         Obligations With Respect to Trust Estate.  Neither
Beneficiary  nor  Trustee  shall  be  under  any  obligation   to
preserve, maintain or protect the Trust Estate or any of Trustor's rights or interests in the Trust Estate, or make or give any presentments, demands for performance, protests, notices of nonperformance, protest or dishonor or other notices of any kind in connection with any Rights, or take any other action with respect to any other matters relating to the Trust Estate. Beneficiary and Trustee do not assume and shall have no liability for, and shall not be obligated to perform, any of Trustor's obligations with respect to any Rights or any other matters relating to the Trust Estate, and nothing contained in this Deed of Trust shall release Trustor from any such obligations.

          8         Assignment of Rents.  Trustor irrevocably grants,
transfers and assigns to Beneficiary, during the continuance of this Deed of Trust, all of Trustor's right, title and interest in and to the Rents. Notwithstanding such assignment, so long as no Event of Default has occurred and is continuing, Trustor shall have the right to collect, receive, hold and dispose of the Rents as the same become due and payable, provided that unless Beneficiary otherwise consents in writing: (i) any such Rents paid more than 30 days in advance of the date when due shall be delivered to Beneficiary and held by Beneficiary in a cash collateral account (over which Beneficiary shall have sole and executive control and right of withdrawal), to be released and applied on the date when due (or, if an Event of Default has occurred and is continuing, at such other time or times and in such manner as Beneficiary may determine), and (ii) if an Event of Default has occurred and is continuing, Trustor's right to collect and receive the Rents shall cease and Beneficiary shall have the sole right, with or without taking possession of the Real Property, to collect all Rents, including those past due and
unpaid.   Any such collection of Rents by Beneficiary  shall  not
cure  or  waive  any  Event of Default or notice  of  default  or
invalidate  any  act  done pursuant to such notice.   Failure  or
discontinuance of Beneficiary at any time, or from time to  time, to collect the Rents shall not in any manner affect the subsequent enforcement by Beneficiary of the right to collect the
same.   Nothing contained in this Deed of Trust, nor the exercise
of the right by Beneficiary to collect the Rents, shall be deemed to make Beneficiary a "mortgagee in possession" or shall be, or be construed to be, an affirmation by Beneficiary of, or an assumption of liability by Beneficiary under, or a subordination of the Lien of this Deed of Trust to, any tenancy, lease or option.

          9         Default.  Upon the occurrence of any Event of Default:
(i) Trustor shall be in default under this Deed of Trust, and all
Secured  Obligations  shall immediately become  due  and  payable
without   further  notice  to  Trustor;  (ii)  upon   demand   by
Beneficiary, Trustor shall pay to Beneficiary, in addition to all other payments specifically required under this Deed of Trust and the Promissory Note, in monthly installments, at the times and in the amounts required by Beneficiary from time to time, sums which when cumulated will be sufficient to pay one month prior to the time the same become delinquent, all Taxes which are or may become a Lien affecting the Trust Estate and the premiums for any policies of insurance to be obtained hereunder (all such payments to be held in a cash collateral account over which Beneficiary shall have sole and exclusive control and right of withdrawal);
and (iii) Beneficiary may, without notice to or demand upon Trustor, which are expressly waived by Trustor (except for notices or demands otherwise required by applicable Laws to the extent not effectively waived by Trustor and any notices or demands specified below), and without releasing Trustor from any of its Obligations, exercise any one or more of the following
Remedies as Beneficiary may determine:

               9.1 Beneficiary may, either directly or through an agent or court-appointed receiver, and without regard to the adequacy of any security for the Secured Obligations:

              1. enter, take possession of, manage, operate, protect, preserve and maintain, and exercise any other rights of an owner of, the Trust Estate, and use any other properties or facilities of Trustor relating to the Trust Estate, all without payment of rent or other compensation to Trustor;

             2. enter into such contracts and take such other action as Beneficiary deems appropriate to complete all or any part of any construction which may have commenced on the Land, subject to such modifications and other changes in the plan of development as Beneficiary may deem appropriate;

             3. make, cancel, enforce or modify leases, obtain and evict tenants, fix or modify rents and, in its own name or in the name of Trustor, otherwise conduct any business of Trustor in relation to the Trust Estate and deal with Trustor's creditors, debtors, tenants, agents and employees and any other Persons having any relationship with Trustor in relation to the Trust
Estate,  and  amend  any contracts between them,  in  any  manner
Beneficiary may determine;

            4. either with or without taking possession of the Trust Estate, notify obligors on any Rights that all payments and other performance are to be made and rendered directly and exclusively to Beneficiary, and in its own name supplement, modify, amend, renew, extend, accelerate, accept partial payments or performance on, make allowances and adjustments and issue credits with respect to, give approvals, waivers and consents under, release, settle, compromise, compound, sue for, collect or otherwise liquidate, enforce or deal with any Rights, including collection of amounts past due and unpaid (Trustor agreeing not to take any such action after the occurrence of an Event of Default without prior written authorization from Beneficiary);

          5. endorse, in the name of Trustor, all checks, drafts and other evidences of payment relating to the Trust Estate, and receive, open and dispose of all mail addressed to Trustor and notify the postal authorities to change the address for delivery of such mail to such address as Beneficiary may designate; and

         6. take such other action as Beneficiary deems appropriate to protect the security of this Deed of Trust.

           Beneficiary's agent or court-appointed receiver shall hold all monies and proceeds, including, without limitation, proceeds from the sale of the Real Property or any portion thereof, for the benefit of the Trustor and shall not disburse the monies or proceeds for the satisfaction of the Secured
Obligations without the prior written consent of Beneficiary. The Beneficiary's agent or court-appointed receiver may, but without any obligation to do so and without notice to or demand upon Trustor and without releasing Trustor from any Obligations under this Deed of Trust, and at the expense of Trustor, follow the written instruction of Beneficiary under this Section 3.9.

               9.2          Beneficiary may execute and deliver to Trustee
written  declaration of default and demand for sale  and  written notice of default and of election to cause all or any part of the
Trust  Estate to be sold, which notice Trustee shall cause to  be filed for record; and after the lapse of such time as may then be required  by  law  following the recordation of  such  notice  of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell such property at  the time and place fixed by it in such notice of sale, either as  a  whole  or  in  separate  parcels  and  in  such  order  as
Beneficiary may direct (Trustor waiving any right to  direct  the order of sale), at public auction to the highest bidder for  cash in  lawful  money  of  the  United States  (or  cash  equivalents acceptable to Trustee to the extent permitted by applicable law), payable  at the time of sale.  Trustee may postpone the  sale  of all  or  any  part of the Trust Estate by public announcement  at such time and place of sale, and from time to time after any such postponement may postpone such sale by public announcement at the time  fixed by the preceding postponement.  Trustee shall deliver to  the purchaser at such sale its deed conveying the property so sold,  but without any covenant or warranty, express or  implied, and  the  recitals in such deed of any matters or facts shall  be
conclusive  proof  of  the  truthfulness  thereof.   Any  person,
including Trustee or Beneficiary, may purchase at such sale,  and any  bid by Beneficiary may be, in whole or in part, in the  form of  cancellation  of all or any part of the Secured  Obligations.
Any  such sale shall be free and clear of any interest of Trustor and any lease, encumbrance or other matter affecting the property so  sold  which is subject or subordinate to this Deed of  Trust, except that any such sale shall not result in the termination  of any such lease (i) if and to the extent otherwise provided in any
estoppel   or  other  agreement  executed  by  the   tenant   and
Beneficiary (or executed by the tenant in favor of, and accepted by, Beneficiary), or (ii) if the purchaser at such sale gives written notice to the tenant, within 30 days after date of sale, that the lease will continue in effect.

               9.3 Beneficiary may proceed to protect, exercise and enforce any and all other Remedies provided under the Promissory
Note or by applicable Laws.

           All proceeds of collection, sale or other liquidation of the Trust Estate shall be applied first to all costs, fees, expenses and other amounts (including interest) payable by Trustor under Section 3.10 of this Deed of Trust and to all other Secured Obligations not otherwise repaid in such order and manner as Beneficiary may determine, and the remainder, if any, to the person or persons legally entitled thereto.

           Each of the Remedies provided in this Deed of Trust is cumulative and not exclusive of, and shall not prejudice, any other Remedy provided in this Deed of Trust or by applicable Laws or under the Promissory Note. Each Remedy may be exercised from time to time as often as deemed necessary by Trustee and
Beneficiary, and in such order and manner as Beneficiary may determine. This Deed of Trust is independent of any other security for the Secured Obligations, and upon the occurrence of an Event of Default, Trustee or Beneficiary may proceed in the enforcement of this Deed of Trust independently of any other Remedy that Trustee or Beneficiary may at any time hold with respect to the Trust Estate or the Secured Obligations or any other security. Trustor, for itself and for any other person claiming by or through Trustor, waives, to the fullest extent permitted by applicable Laws, all rights to require a marshaling of assets by Trustee or Beneficiary or to require Trustee or Beneficiary to first resort to any particular portion of the Trust Estate or any other security (whether such portion shall have been retained or conveyed by Trustor) before resorting to any other portion, and all rights of redemption, stay and appraisal.

          10        Costs, Fees and Expenses.  Trustor shall pay, on
demand, all costs, fees, expenses, advances, charges, losses and liabilities of Trustee and Beneficiary under or in connection with this Deed of Trust or the enforcement of, or the exercise of any Remedy or any other action taken by Trustee or Beneficiary under, this Deed of Trust or the collection of the Secured
Obligations,   in  each  case  including  (i)  reconveyance   and
foreclosure   fees  of  Trustee,  (ii)  costs  and  expenses   of
Beneficiary or Trustee or any receiver appointed under this  Deed
of   Trust   in   connection  with  the  operation,  maintenance,
management, protection, preservation, collection, sale or other liquidation of the Trust Estate or foreclosure of this Deed of
Trust,  (iii)  advances  made  by  Beneficiary  to  complete   or
partially construct all or any part of any construction which may have commenced on the Land or otherwise to protect the security of  this  Deed of Trust, (iv) cost of evidence of title, and  (v)
the   reasonable   fees  and  disbursements  of   Trustee's   and
Beneficiary's legal counsel and other out-of-pocket expenses, and the reasonable charges of Beneficiary's internal legal counsel; together with interest on all such amounts until paid (1) at the Alternate Rate in the case of any such interest payable to Beneficiary, and (2) at the rate provided by law in the case of any such interest payable to Trustee.

          11        Action by Trustee.  At any time and from time to time
upon written request of Beneficiary and presentation of this Deed of  Trust  for  endorsement, and without affecting  the  personal liability of any Person for payment of the Secured Obligations or the  security  of this Deed of Trust for the full amount  of  the
Secured  Obligations on all property remaining  subject  to  this
Deed  of Trust, Trustee may, without notice and without liability for  such action, and notwithstanding the absence of any  payment
on  the  Secured  Obligations or any  other  consideration:   (i)
reconvey all or any part of the Trust Estate, (ii) consent to the making and recording, or either, of any map or plat of the  Land,
(iii)  join in granting any easement affecting the Land, or  (iv)
join  in  or consent to any extension agreement or any  agreement
subordinating  the Lien of this Deed of Trust.   Trustee  is  not
obligated to notify Trustor or Beneficiary of any pending sale under any other deed of trust or of any action or other proceeding in which Trustor, Beneficiary or Trustee is a party unless brought by Trustee.

          12        Reconveyance.  Upon written request of Beneficiary and
surrender of this Deed of Trust to Trustee for cancellation or endorsement, and upon payment of its fees and charges, Trustee shall reconvey, without warranty, all or any part of the property then subject to this Deed of Trust. Any reconveyance, whether full or partial, may be made in terms to "the person or persons legally entitled thereto," and the recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. Beneficiary shall not be required to cause any property to be released from this Deed of Trust until final payment and performance in full of all Secured Obligations and termination of all obligations of Beneficiary under or in connection with the Promissory Note and this Deed of Trust.

          13        Substitution of Trustee.  Beneficiary may from time to
time,  by  instrument  in  writing,  substitute  a  successor  or successors to any Trustee named in or acting under this  Deed  of
Trust,  which instrument, when executed by Beneficiary  and  duly acknowledged  and recorded in the office of the recorder  of  the
county  or  counties  where  the  Land  is  situated,  shall   be
conclusive proof of proper substitution of such successor Trustee or  Trustees  who shall, without conveyance from the  predecessor
Trustee, succeed to all of its title, estate, rights, powers  and
duties.   Such  instrument must contain the name of the  original
Trustor, Trustee and Beneficiary, the book and page where this Deed of Trust is recorded (or the date of recording and instrument number) and the name and address of the new Trustee.

          14        Attorney-in-Fact.  Trustor appoints Beneficiary as
Trustor's attorney-in-fact, with full authority in the place of Trustor and in the name of Trustor or Beneficiary, to take such action and execute such Documents as Beneficiary may reasonably deem necessary or advisable in connection with the exercise of any Remedies or any other action taken by Beneficiary or Trustee under this Deed of Trust.

          15        Successors and Assigns.  This Deed of Trust applies to
and shall be binding on and inure to the benefit of all parties to this Deed of Trust and their respective successors and assigns.

          16        Acceptance.  Notice of acceptance of this Deed of Trust
by Beneficiary or Trustee is waived by Trustor. Trustee accepts this Deed of Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

          17        Beneficiary's Statements.  For any statement regarding
the Secured Obligations, Beneficiary may charge the maximum amount permitted by law at the time of the request for such statement.

          18        Rules of Construction.  For purposes of this Deed of
Trust:   (i)  any  reference to "days"  or  "months"  shall  mean
calendar  days  or months, (ii) the word "including"  shall  mean
"including  without  limitation",  (iii)  any  reference  to  the
Promissory  Note  or  other Document or exhibit  shall  mean  the
Promissory  Note or Document or exhibit as it may  from  time  to
time   be   supplemented,  modified,  amended  and  extended   in
accordance with the terms hereof or thereof, (iv) defined terms shall be equally applicable to the singular and plural forms, and
(v) all existing and future exhibits to this Deed of Trust are incorporated herein by this reference. The provisions of this Deed of Trust are declared to be severable.

          19        Governing Law.  This Deed of Trust shall be governed
by, and construed and enforced in accordance with, the Laws of California.

          20        Request for Notice.  Trustor requests that a copy of
any notice of default and a copy of any notice of sale be mailed to Trustor at Trustor's address set forth above.

     4. Due on Sale/Due on Encumbrance. Should all or any portion of the Real Property, or any interest therein, be sold, alienated or conveyed, Beneficiary may declare the entire balance of the Secured Obligations fully due and payable. This acceleration provision shall apply to the conveyance or alienation of any interest in the Real Property whatsoever, whether equitable or legal, recorded or unrecorded, and shall include, without limitation, an "outright sale," a land sale contract, a lease with a term of more than three (3) years, a lease with option to purchase and conveyances in trust.

           Trustor shall not create or permit to continue in existence any other (subordinate) mortgage, deed of trust, pledge, security interest, lien or charge of any kind (including purchase money and conditional sale liens), or other encumbrance upon any of the Real Property, except for the lien of taxes and assessments not yet delinquent. Any transaction in violation of this paragraph shall cause all or indebtedness secured by this Deed of Trust, at the option of the Beneficiary hereof and without demand or notice, to become immediately due and payable.

                                   "TRUSTOR":



                                   /s/ Joseph Schoepp
                                       JOSEPH SCHOEPP



                                   /s/ Juliann Schoepp
                                       JULIANN SCHOEPP




                                   /s/ William Schoepp
                                       WILLIAM SCHOEPP



                                   /s/ Evelyn Schoepp
                                       EVELYN SCHOEPP



                          EXHIBIT "A"

                   LEGAL DESCRIPTION OF LAND

           That  certain  real property located in  the  City  of
Moreno   Valley,  Riverside  County,  California,  described   as
follows:

Parcel 1 of Parcel Map No. 20964 in the City of Moreno Valley, C ounty of Riverside, State of California, as per Map Recorded in Book 137, Pages 30 through 31 of Parcel Maps, in the office of the County Recorder of said County.



                          EXHIBIT "B"

                          DEFINITIONS

      As used in this Deed of Trust, the following terms shall have the following meanings:

     "Alternate Rate" means Ten percent (10%) per annum.

      "Authorization" means any authorization, consent, approval, order, license, permit, exemption or other action by or from, or any filing, registration or qualification with, any Governmental
Agency or other Person.

      "Collateral" means all property in which Beneficiary is granted or purportedly granted a Lien pursuant to this Deed of Trust.

     "Documents" means written documents and materials, including
agreements,   approvals,  certificates,  consents,   instruments,
financing statements, reports, budgets, forecasts and opinions.

      "Event of Default" means the occurrence of any one or more of the following events:

           1. the failure of Trustor to perform or observe any term, covenant or agreement contained in this Deed of Trust; or

           2. all or a substantial or material portion of the Collateral is damaged or destroyed by fire or other casualty and Beneficiary has reasonably determined that the security of this Deed of Trust has been impaired or that the repair, restoration or replacement of the Collateral in accordance with the requirements hereof is not economically practicable; or all or a substantial or material portion of the Collateral is condemned, seized or appropriated by any Governmental Agency or subject to any action or other proceeding instituted by any Governmental Agency for any such purpose; or

           3. the occurrence of any "Event of Default" as defined in the Promissory Note; or

           4. should Trustor agree to or actually sell, convey, transfer, or dispose of the Real Property described in this Deed of Trust, or any part of it, or any interest in it, to any person or entity, without first obtaining the written consent of Beneficiary, which may be withheld in Beneficiary's sole and absolute discretion, then all obligations secured by this Deed of Trust may be declared due and payable, at the option of the Beneficiary, its successors and assigns. Consent to one transaction of this type will not constitute a waiver of the right to require consent to future or successive transactions.

       "Governmental Agency" means (i) any government or municipality or political subdivision of any government or municipality, (ii) any assessment, improvement, community facilities or other special taxing district, (iii) any governmental or quasi-governmental agency, authority, board, bureau, commission, corporation, department, instrumentality or public body, (iv) any court, administrative tribunal, arbitrator, public utility or regulatory body, or (v) any central bank or comparable authority.

      "Laws" means all federal, state and local laws, rules, regulations, ordinances and codes.

      "Lien" means any lien, mortgage, deed of trust, pledge, security interest or other charge or encumbrance.

      "Obligations" means all obligations of the Trustor of every nature under this Deed of Trust and/or the Promissory Note.

      "Other Requirements" means (i) the terms, conditions and requirements of all Authorizations and Rights of Others relating to the Collateral and all other Documents, agreements and restrictions relating to, binding on or affecting the Collateral, including covenants, conditions and restrictions, leases, easements, reservations, rights and rights-of-way, (ii) requirements relating to the lease of any portion of the Real Property by the Borrower or the supply of utility services to the Real Property, (iii) requirements and recommendations of the soils report and any environmental impact report or negative declaration, (iv) all building, zoning, land use, planning and subdivision requirements, and (v) requirements relating to construction of any off-site improvements.

      "Person" means any person or entity, whether an individual, trustee, corporation, partnership, joint stock company, trust, unincorporated organization, bank, business association or firm, joint venture, governmental Agency or otherwise.

     "Promissory Note" means that certain Promissory Note of even date herewith which is secured by this Deed of Trust.

     "Remedy" means any right, power or remedy.

      "Right of Others" means, as to any property in which a Person has an interest, any legal or equitable claim or other interest (other than a Lien but including a leasehold interest, a right of first refusal or a right of repossession or removal) in or with respect to such property held by any other Person, and any option or right held by any other Person to acquire any such claim or other interest or any Lien in or with respect to such property.

      "Taxes" means all taxes, assessments, charges, fees and levies (including interest and penalties) imposed, assessed or collected by any Governmental Agency.



                        ACKNOWLEDGMENTS


CAPACITY CLAIMED BY SIGNER:
 Individual(s)
 Corporate
    Officer(s)
 Partner(s)
 Attorney-in-Fact
 Trustee(s)
 Subscribing Witness
 Guardian/Conservator
 Other
SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)


STATE OF CALIFORNIA      }
                         }
COUNTY OF SAN FRANCISCO  }


       On   January 20,  1997,   before   me,   the
undersigned      notary      public,     personally      appeared
Joseph Schoepp,              personally known to me OR     proved
to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


/s/ Christian Fernandez
Signature of Notary       [notary seal]










CAPACITY CLAIMED BY SIGNER:
[x] Individual(s)
 Corporate
    Officer(s)
 Partner(s)
 Attorney-in-Fact
 Trustee(s)
 Subscribing Witness
 Guardian/Conservator
 Other
SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)


STATE OF CALIFORNIA      }
                         }
COUNTY OF SAN FRANCISCO  }


       On   January 20,  1997,   before   me,   the
undersigned      notary      public,     personally      appeared
Jullianne S. Schoepp,  personally known to me OR       proved
to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


/s/ Christian Fernandez
Signature of Notary               [notary seal]



                        ACKNOWLEDGMENTS


CAPACITY CLAIMED BY SIGNER:
 Individual(s)
 Corporate
    Officer(s)
 Partner(s)
 Attorney-in-Fact
 Trustee(s)
 Subscribing Witness
 Guardian/Conservator
 Other
SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

STATE OF CALIFORNIA      }
                         }
COUNTY OF MARIN          }


       On   Jan 20,                   1997,   before   me,   the
undersigned      notary      public,     personally      appeared
William Schoepp            ,  personally known to me OR    proved
to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


/s/ Alfred Mammini
Signature of Notary              [notary seal]










CAPACITY CLAIMED BY SIGNER:
 Individual(s)
 Corporate
    Officer(s)
 Partner(s)
 Attorney-in-Fact
 Trustee(s)
 Subscribing Witness
 Guardian/Conservator
 Other
SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)


STATE OF CALIFORNIA      }
                         }
COUNTY OF MARIN          }


       On   Jan 20th,  1997,   before   me,   the
undersigned      notary      public,     personally      appeared
Evelyn Schoepp,              personally known to me OR    proved
to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


/s/ Alfred Mammini
Signature of Notary         [notary seal]